                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                        -------------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                      ----------------------------------

                               December 3, 2001


                                PLUG POWER INC.
                                ---------------
              (Exact name of registrant as specified in charter)


         Delaware                     00027527                  22-3672377
         --------                     --------                  ----------
(State or other jurisdiction   (Commission file number)       (IRS employer
     of incorporation)                                      identification no.)


                 968 ALBANY-SHAKER ROAD, LATHAM, NEW YORK 12110
                 ----------------------------------------------
              (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (518) 782-7700
                                                           --------------

ITEM 4. Changes in Registrant's Certifying Accountant

(a) On November 28, 2001, Plug Power Inc. (the "Company") filed a Form 8-K report with the Securities and Exchange Commission disclosing that, on November 20, 2001, the Company dismissed PricewaterhouseCoopers LLP as its independent accountants.

(b) The Company engaged KPMG LLP as the Company's independent public accountants effective December 3, 2001. The Company's Board of Directors, upon recommendation of its Audit Committee, approved the engagement of KPMG. During the Company's two most recent fiscal years and the subsequent interim period prior to engaging KPMG, neither the Company nor anyone on its behalf consulted with KPMG regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company by KPMG that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.


                              PLUG POWER INC.


Dated:  December 6, 2001      By: /s/ W. Mark Schmitz
                                  -------------------
                                  Name: W. Mark Schmitz
                                  Title:  Chief Financial Officer

                                       3